UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2019

EIDOS THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38533	46-3733671
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eidos Therapeutics, Inc.

101 Montgomery Street, Suite 2550

San Francisco, CA 94104

(Address of principal executive offices, including zip code)

(415) 887-1471

(Telephone number, including area code, of agent for service)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On February 21, 2019, Eidos Therapeutics, Inc. (the “Company”, “our” or “we”) disclosed in a Current Report on Form 8-K (the “Form 8-K”) that, on February 15, 2019, we dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm following PwC’s notification to the Company that (a) information had come to PwC’s attention that required it and the Company to evaluate a potential independence rule violation resulting from PwC’s provision of certain non-audit services to affiliates of the Company during the audit periods for the years ended December 31, 2016 and December 31, 2017, and subsequently, and (b) PwC’s audit report on the financial statements as of and for the years ended December 31, 2017 and 2016 should not be relied upon. We further disclosed that, on February 18, 2019, the Audit Committee (the “Committee”) of the Company’s Board of Directors engaged Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the Company’s financial statements for its year ended December 31, 2018 and to re-audit the Company’s financial statements for the years ended December 31, 2017 and 2016 (the “Applicable Periods”).

On March 29, 2019, during the course of the Company’s financial statement close process for the year ended December 31, 2018 and re-audit of the Applicable Periods, the Committee, after discussion with management and the Company’s new independent registered public accountants, Ernst & Young LLP, determined that a restatement of the prior period financial statements described below is required in order to properly account for the Company’s Series Seed convertible preferred stock, convertible notes and Series B convertible preferred stock and the related tranche liabilities, embedded derivatives, and beneficial conversion features, as applicable, within those instruments.

The Company intends to include in its Annual Report on Form 10-K for the year ended December 31, 2018 restated financial information for the first three quarterly periods in the year ended December 31, 2018 to properly account for the Company’s Series Seed convertible preferred stock, convertible notes and Series B convertible preferred stock and the related tranche liabilities, embedded derivatives, and beneficial conversion features, as applicable, within those instruments. Accordingly, the condensed interim financial statements previously reported for these periods should no longer be relied upon. All such adjustments to the results for the affected interim periods during the year ended December 31, 2018 are non-cash adjustments and do not impact the amounts previously reported for the Company’s cash and cash equivalents, nor do they relate to the Company’s operating performance or financial condition.

In consideration of these adjustments, the Company expects to report in its Annual Report on Form 10-K for the year ended December 31, 2018 a material weakness in internal controls related to the accounting for complex debt and equity transactions and ineffective disclosure controls. The Company is in the process of remediating the material weakness and improving its disclosure controls by hiring additional finance and accounting personnel and implementing systems to strengthen its internal technical accounting capabilities and disclosure controls processes and procedures.

Cautionary Note Regarding Forward-Looking Statements:

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to the safe harbor created by such Act. Forward-looking statements include, among others, statements about the Company’s plans to restate its financial statements, the timing of such restatement and amendments and the restatement’s effect on prior financial statements. These statements are often, but not always, made through the use of words or phrases such as “may,” “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “predict,” “potential,” “opportunity” and similar words or phrases or the negatives of these words or phrases. These statements involve risks, estimates, assumptions and uncertainties that could cause actual results to differ materially from those expressed in these statements, including, among others: the timing and nature of the final resolution of the accounting issues discussed in this Current Report on Form 8-K; any delay in the filing of required periodic reports with the SEC; the timing and results of the review of the effectiveness of disclosure controls and procedures; whether the review is expanded to additional matters beyond internal controls and disclosure controls and procedures; whether a restatement of financial results will be required for other accounting issues for the same or other periods in addition to the restatement currently expected by management; additional uncertainties related to accounting issues generally; adverse effects on the Company’s business as a result of the restatement process or the review of the effectiveness of internal control over financial reporting and disclosure controls and procedures, or increased regulatory, media or financial reporting issues and practices, rumors or otherwise; any adverse developments in existing legal proceedings or the initiation of new legal proceedings; and volatility of the Company’s stock price. In addition, please refer to the risk factors contained in the Company’s SEC filings available at www.sec.gov, including the Company’s most recent Quarterly Reports on Form 10-Q. Because the risks, estimates, assumptions and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date hereof, and, except as required by law, the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Eidos Therapeutics, Inc.

Date: April 1, 2019	By:	/s/ Christine Siu
Christine Siu
Chief Financial Officer

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